SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 22, 2007
                               (January 19, 2007)



                          Concept Ventures Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


                0-25901                                   87-0422964
                -------                                   ----------
        (Commission File Number)               (IRS Employer Identification No.)


           12890 Hilltop Road                               76226
           ------------------                               -----
(Address of Principal Executive Offices)                  (Zip Code)


                                 (972) 233-0300
                                 --------------
               (Registrant's Telephone Number, Including Zip Code)

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On January 19, 2007, Concept Ventures Corporation, a Nevada corporation (the "Company"), entered into consulting agreements ("Consulting Agreements") with Heritage Management Consultants, Inc. ("Heritage) and Zhang Qiang ("Zhang"), respectively. Each of Heritage and Zhang have been engaged to assist the Company in its efforts to consummate the transactions contemplated by that certain Share Exchange Agreement by and between the Company and Ritar International Group Limited and its shareholders dated September 6, 2006.

In  consideration   for  the  services  to  be  provided  under  the  Consulting
Agreements, Heritage and Zhang received 50,000, and 55,000 shares of the Company's common stock, respectively.

Item 9.     Financial Statements and Exhibits

(d) The following documents are included as exhibits to this report:

    Exhibit     SEC Ref.
    No.         No.                 Title of Document
    ---         ---                 -----------------
     10.1       10                  Consulting  Agreement,   dated  January  19,
                                    2007,   between  the  Company  and  Heritage
                                    Management Consultants, Inc.


     10.2       10                  Consulting  Agreement,   dated  January  19,
                                    2007, between the Company and Zhang Qiang


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Concept Ventures Corporation



Date: January 22, 2007                           By: /s/ Timothy P. Halter
      ----------------                              -----------------------
                                                    Timothy P. Halter, President





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